Exhibit 10.13
Exhibit 10.14
Exhibit 10.15

SUBORDINATION AGREEMENT

TO:
CONGRESS FINANCIAL CORPORATION (FLORIDA)
777 Brickell Avenue, Suite 808
Miami, Florida

        Forrest Jordan ("Jordan"), creditor of International Wholesale Tile, Inc., a Florida corporation ("Borrower"), in the amount of $85,000 (the "Indebtedness") as evidenced by the Note attached hereto as Exhibit "A" dated the 21st day of November, 2001 (the "Note"), hereby acknowledges that Borrower desires to continue to obtain credit accommodations from Congress Financial Corporation (Florida) ("Lender") pursuant to (i) Amended and Restated Loan and Security Agreement between Borrower and Lender dated as of November    , 2002 (as it now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Agreement"), and (ii) certain other Financing Agreements as such term is defined in the Agreement (the outstanding principal amount of up to $7,500,000, as same is reduced by payments, is hereinafter referred to as the "Loan") as any or all such documents are amended or restated and in effect from time to time provided this Subordination Agreement shall be and remain in full force and effect. To induce Lender to make the Loan to Borrower, Jordan and Borrower agree that:

          1.     The Loan shall be paid in full (including any expenses and costs pertaining thereto) prior to the payment of any principal amount of the Indebtedness or any interest accrued thereunder except as herein provided and that Jordan shall receive no additional security from Borrower for the Indebtedness, other than as provided for in the Note, which security interest is hereby subordinated to the security interest of Lender pursuant to the Loan, nor receive, make or advance or agree to receive, make or advance, any loans, advances or gifts to or from Borrower, nor assert any right which Jordan may have or become entitled against Borrower or any of its properties, so long as Borrower shall be indebted to Lender, without Lender's prior written consent, provided that upon thirty (30) days prior written notice to Lender, Jordan may exercise its rights and remedies against Borrower if Borrower is in default under the Indebtedness.

          2.     No interest under the Note has been previously assigned, pledged or transferred by Jordan, in whole or in part, in any manner whatsoever. The undersigned shall not assign, transfer, hypothecate or dispose of the Indebtedness or any claim it has or may have against Borrower while any amounts due pursuant to or in connection with the Loan remain unpaid, without the prior written consent of Lender.

          3.     The Indebtedness is hereby assigned to Lender as security for the payment of all indebtedness of Borrower to Lender and nothing in this agreement shall by implication diminish the effect of the assignment contained in this paragraph.

          4.     In any proceeding to wind up the affairs of Borrower, whether in bankruptcy or otherwise, or for an arrangement with creditors, or for reorganization of Borrower, Lender shall have the right to prove and vote Jordan's claim with respect to the Indebtedness and consistent with the Agreement and to receive all distributions thereon until the Loan is repaid in full. Once the Loan has been repaid in full, Jordan shall be subrogated to the rights of Lender as a Senior Lender.

          5.     The Note shall be deposited with Lender or shall be endorsed with a memo reading: "Payment of the instrument is subordinated to that certain Loan from Congress Financial Corporation to maker in the principal amount of up to $7,500,000 dated November     , 2002."

          6.     Upon any breach of this Subordination Agreement by Jordan or Borrower, the indebtedness then owing by Borrower to Lender pursuant to the Loan shall, at Lender's option,

  become due and payable at once. Any funds or property of any kind received by Jordan in violation of this Subordination Agreement prior to repayment of the Loan in full, shall be held by Jordan in trust for Lender and shall be immediately forwarded, paid or delivered over to Lender at its office located at 777 Brickell Avenue, Suite 808, Miami, Florida 33131, properly endorsed or transferred to the order of Lender. Lender's waiver of earlier breaches hereunder shall not be construed as waiver of any later breach. This Subordination Agreement shall remain in full force and effect until released in writing by Lender or until the Loan has been repaid in full, whichever occurs first, and any such termination shall in no manner impair or affect Borrower's liability then existing to Lender hereunder, or the priority of any claim held by Lender against Borrower at the time of such termination.

          7.     This Subordination Agreement shall inure to the benefit of Lender, its successors and assigns and bind the successors and assigns of Borrower and Jordan.

          8.     Notice of acceptance by Lender of this Subordination Agreement is hereby waived by the undersigned, and this Subordination Agreement and all of the terms and provisions hereof shall immediately be binding upon the undersigned from the date of execution hereof.

          9.     The parties hereto shall execute and deliver such additional documents and take such action as shall be reasonably necessary to effectuate the purposes of this Subordination Agreement.

          10.   This Subordination Agreement sets forth the entire understanding and agreement of the parties with respect to the subject matter hereof. Neither this Subordination Agreement nor any term hereof may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party to be charged.

          11.   All notices, requests and demands hereunder shall be in writing and (a) made to Lender at its address set forth below, to Borrower at his address set forth below and to the undersigned office set forth below, or to such other address as any party shall designate by written notice to the other parties in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one business day after sending; and if by certified mail, return receipt requested, five days after mailing.

    If to Borrower:

    International Wholesale Tile, Inc.
    4401 S.W. Port Way
    Palm City, Florida 34990
    Attention:
    (Facsimile No. (561) 223-0837)

    If to Jordan:

    Forrest Jordan
    71 S. Sewalls Point Road
    Sewalls Point, Florida 34990
    (Facsimile No. (561)                        )

    If to Lender:
    Congress Financial Corporation (Florida)
    777 Brickell Avenue, Suite 808
    Miami, Florida 33131
    Attention: John Socarraz
    (Facsimile No. (305) 371-9456)

    with a copy to:

    Louis T. M. Conti, Esquire
    Holland & Knight LLP
    200 S. Orange Avenue, Suite 2600
    Orlando, Florida 32802
    (Facsimile No. (407) 244-5288)

  and in any case at such other address as the addressee shall have specified by written notice as aforesaid.

          12.   THE UNDERSIGNED EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SUBORDINATION AGREEMENT OR ANY DOCUMENTS AT ANY TIME MADE IN CONNECTION HEREWITH, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN. FURTHER, THE UNDERSIGNED EACH HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER NOR LENDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. FINALLY, THE UNDERSIGNED EACH ACKNOWLEDGE THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS SUBORDINATION AGREEMENT BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

          13.   This Subordination Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to principles of conflict of laws. The parties hereto expressly consent to the jurisdiction of the state and federal courts located in the State of Florida and agree that any litigation arising out of or in connection with this Subordination Agreement shall be brought in the Circuit Court of Dade County, Florida or the Federal District Court of the Southern District of Florida, including in respect of the validity, enforceability or interpretation hereof.

          14.   This Subordination Agreement may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one agreement.

          15.   This Subordination Agreement is solely for the benefit of Lender and Jordan and their respective successors and assigns, and no person, including Borrower, shall have any right, benefit, priority or interest under, or because of the existence of this Subordination Agreement.

        Borrower joins in the foregoing Agreement which shall be binding upon all parties hereto and their respective heirs, assigns, successors, executors and administrators.

        Executed at            on this            day of November, 2002.

INTERNATIONAL WHOLESALE TILE, INC.
By:

Forrest Jordan	Its:

Accepted this day of November, 2002.
CONGRESS FINANCIAL CORPORATION (FLORIDA)
By:
, Vice President

STATE OF
COUNTY OF

        The foregoing instrument was acknowledged before me this            day of                        , 2002, by Forrest Jordan. He who is personally known to me/has produced                        as identification.

(SEAL)

Notary Public
Commission Number:

STATE OF
COUNTY OF

        The foregoing instrument was acknowledged before me this            day of                        , 2002, by                        , as                        of INTERNATIONAL WHOLESALE TILE, INC., a Florida corporation. He who is personally known to me/has produced                        as identification.

(SEAL)

Notary Public
Commission Number:

STATE OF
COUNTY OF

        The foregoing instrument was acknowledged before me this            day of                        , 2003, by , Vice President of CONGRESS FINANCIAL CORPORATION (FLORIDA), a Florida corporation, on behalf of the corporation. He who is personally known to me/has produced                        as identification.

(SEAL)

Notary Public
Commission Number: